NOTE: This form contract is a suggested guide only and use of this form or any variation thereof shall be at the sole discretion and risk of the user parties. Users of the form contract or any portion or variation thereof are encouraged to seek the advice of counsel to ensure that their contract reflects the complete agreement of the parties and applicable law. The International Association of Drilling Contractors disclaims any liability whatsoever for loss or damages which may result from use of the form contract or portions or variations thereof. Computer generated form, reproduced under license from IADC.



                                                             Revised APRIL, 2003

                INTERNATIONAL ASSOCIATION OF DRILLING CONTRACTORS
                              DRILLING BID PROPOSAL
                                       AND
                        DAYWORK DRILLING CONTRACT - U.S.

Submitted By:
   McLachlan Drilling Co.
   P.O. Box 548, Evart, Michigan 49631

Please submit bid on this drilling contract form for performing the work outlined below, upon the terms and for the consideration set forth, with the understanding that if the bid is accepted by____________________________________ this instrument will constitute a Contract between us. Your bid should be mailed or delivered not later than ________ P.M. on ___________________________, 20__
to the following address:_______________________________________________________
________________________________________________________________________________


            THIS CONTRACT CONTAINS PROVISIONS RELATING TO INDEMNITY,
                 RELEASE OF LIABILITY, AND ALLOCATION OF RISK -
                    SEE PARAGRAPHS 4.9,6.3(c), 10, 12, AND 14

This Contract is made and entered into on the date hereinafter set forth by and between the parties herein designated as 'Operator' and 'Contractor.'

    OPERATOR:   GMX Resources Inc.
    Address:    9400 North Broadway, Suite 600
                Oklahoma City, Oklahoma 73114

    CONTRACTOR: McLachlan Drilling Co.
    Address:    P.O. Box 548/815 W. 7th Street
                Evart, Michigan 49631

IN CONSIDERATION of the mutual promises, conditions and agreements herein contained and the specifications and special provisions set forth In Exhibit 'A' and Exhibit 'B' attached hereto and made a part hereof (the 'Contract'), Operator engages Contractor as an independent contractor to drill the hereinafter designated well or wells in search of oil or gas on a Daywork Basis.


For purposes hereof, the term 'Daywork' or 'Daywork Basis' means Contractor shall furnish equipment, labor, and perform services as herein provided, for a specified sum per day under the direction, supervision and control of Operator (inclusive of any employee, agent, consultant or subcontractor engaged by Operator to direct drilling operations). When operating on a Daywork Basis, Contractor shall be fully paid at the applicable rates of payment and assumes only the obligations end liabilities stated herein. Except for such obligations and liabilities specifically assumed by Contractor, Operator shall be solely responsible and assumes liability for all consequences of operations by both parties while on a Daywork Basis, including results and all other risks or liabilities incurred in or incident to such operations.

1. LOCATION OF WELL:

    Well Name
    and Number: Multi-Well Project
                ----------------------------------------------------------------
    Parish/                                        Field
    County: Harrison and Panola   State: Texas     Name:  North Carthage
            --------------------         -------          ----------------------
    Well location and
    land description: Marshall, Texas
                      ----------------------------------------------------------

    1.1 Additional Well Locations or Areas:_____________________________________
________________________________________________________________________________

Locations described above are for well and Contract identification only and Contractor assumes no liability whatsoever for a proper survey or location stake on Operator's lease.

2. COMMENCEMENT DATE:

   Contractor agrees to use reasonable efforts to commence operations for the
   drilling of the well by the     15    day of May, 2005 or Agreeable date by
   both parties
________________________________________________________________________________
________________________________________________________________________________

3. DEPTH:

     3.1 WELL DEPTH: The well(s) shall be drilled to a depth of approximately 10,000 feet, or to the Bossier Shale formation, whichever is deeper, but the Contractor shall not be required hereunder to drill said well(s) below a maximum depth of 11,000 feet, unless Contractor and Operator mutually agree to drill to a greater depth.

4. DAYWORK RATES:

   Contractor shall be paid at the following rates for the work performed hereunder.

     4.1 MOBILIZATION: Operator shall pay Contractor a mobilization fee of $ - See Exhibit "A" for rates - or a mobilization day rate of $ ___________________ per day. This sum shall be due and payable in full at the time the rig is rigged up or positioned at the well site ready to spud. Mobilization shall include:
MIR, RU: ready to pump water in pits.
________________________________________________________________________________
________________________________________________________________________________

     4.2 DEMOBILIZATION: Operator shall pay Contractor a demobilization fee of $________________ or a demobilization day rate during tear down of $ 13,500.00 per day, provided however that no demobilization fee shall be payable if the Contract is terminated due to the total loss or destruction of the rig. Demobilization shall include: 12 hrs. after pits are cleaned, nipple down B.O.P's or in the event of plug & abandonment D.P. is laid down.
________________________________________________________________________________
________________________________________________________________________________

     4.3 MOVING RATE: During the time the rig is in transit to or from a drill site, or between drill sites, commencing on_____________, Operator shall pay Contractor a sum of $ N/A per twenty-four (24) hour day.

     4.4 OPERATING DAY RATE: For work performed per twenty-four (24) hour day with 5 Man Crew man crew the operating day rate shall be:

            DEPTH INTERVALS

       FROM              TO          WITHOUT DRILL PIPE      WITH DRILL PIPE
Ready to fill pits   Rig Release   $ 13,500.00   per day  $ 13,500.00   per day
__________________   ___________   $_____________per day  $_____________per day
__________________   ___________   $_____________per day  $_____________per day

Using Operator's drill pipe $ 13,500.00 per day.

The rate will begin when the drilling unit is rigged up at the drilling location, or positioned over the location during marine work, and ready to commence operations; and will cease when the rig is ready to be moved off the location.

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                                                             Revised APRIL, 2003


If under the above column 'With Drill Pipe' no rates are specified, the rate per twenty-four hour day when drill pipe is in use shall be the applicable rate specified in the column 'Without Drill Pipe' plus compensation for any drill pipe actually used at the rates specified below, computed on the basis of the maximum drill pipe in use at any time during each twenty-four hour day.

                       DRILL PIPE RATE PER 24-HOUR DAY

                                          Directional or
                                         Uncontrollable
      Straight Hole     Size   Grade      Deviated Hole            Size   Grade
$____________per ft.   _____   _____   S________________per ft.   _____   _____
$____________per ft.   _____   _____   S________________per ft.   _____   _____
$____________per ft.   _____   _____   $________________per ft.   _____   _____

Directional or uncontrolled deviated hole will be deemed to exist when deviation exceeds 24 degrees or when the change of angle exceeds 5/100' degrees per one hundred feet.

     Drill pipe shall be considered in use not only when in actual use but also while it is being picked up or laid down. When drill pipe is standing in the derrick, it shall not be considered in use, provided, however, that if Contractor furnishes special strings of drill pipe, drill collars, and handling tools as provided for in Exhibit "A", the same shall be considered in use at all times when an location or until released by Operator. In no event shall fractions of an hour be considered in computing the amount of time drill pipe is in use but such time shall be computed to the nearest hour, with thirty minutes or more being considered a full hour and less then thirty minutes not to be counted.

     4.5 REPAIR TIME: In the event it is necessary to shut down Contractor's rig for repairs, excluding routine rig servicing, Contractor shall be allowed compensation at the applicable rate for such shut down time up to a maximum of 6 hours for any one rig repair job, but not to exceed 30 hours of such compensation for any calendar month. Thereafter, Contractor shall be compensated at a rate of $13,500.00 per twenty-four (24) hour day less repair time. Routine rig servicing shall include, but not be limited to, cutting and slipping drilling line, changing pump or swivel expendables, testing BOP equipment, lubricating rig, and __________________________________________________________.


     4.6 STANDBY TIME RATE: $13.500.00 per twenty-four(24) day. Standby time shall be defined to include time when the rig is shut down although in readiness to begin or resume operations but Contractor is waiting on orders of Operator or on materials, services or other items to be furnished by Operator.

     4.7 DRILLING FLUID RATES: When drilling fluids of a type and characteristic that increases Contractor's cost of performance hereunder, including, but not limited to, oil-based mud or potassium chloride, are in use, Operator shall pay Contractor in addition to the operating rate specified above:

     (a) $700.00 per man per day for Contractor's rig-site personnel. (if extra man is required)
     (b) $________per day additional operating rate; and
     (c) Cost of all labor, material and services plus 24 hours operating rate to clean rig and related equipment.

     4.8 FORCE MAJEURS RATE: $ 11,500.00 per twenty-four (24) hour day for any continuous period that normal operations are suspended or cannot be carried on due to conditions of Force Majeure as defined In Paragraph 17 hereof. It is, however, understood that subject to Subparagraph 6.3 below, Operator can release the rig in accordance with Operator's right to direct stoppage of the work, effective when conditions will permit the rig to be moved from the location.

     4.9 REIMBURSABLE COSTS: Operator shall reimburse Contractor for the costs of material, equipment, work or services which are to be furnished by Operator as provided for herein but which for convenience are actually furnished by Contractor at Operator's request, plus 10 percent for such cost of handling. WHEN, AT OPERATOR'S REQUEST AND WITH CONTRACTOR'S AGREEMENT, THE CONTRACTOR FURNISHES OR SUBCONTRACTS FOR CERTAIN ITEMS OR SERVICES WHICH OPERATOR IS REQUIRED HEREIN TO PROVIDE, FOR PURPOSES OF THE INDEMNITY AND RELEASE PROVISIONS OF THIS CONTRACT, SAID ITEMS OR SERVICES SHALL BE DEEMED TO BE OPERATOR FURNISHED ITEMS OR SERVICES. ANY SUBCONTRACTORS SO HIRED SHALL BE DEEMED TO BE OPERATOR'S CONTRACTOR, AND OPERATOR SHALL NOT BE RELIEVED OF ANY OF ITS LIABILITIES IN CONNECTION THEREWITH.

     4.10 REVISION IN RATES: The rates and/or payments herein set forth due to Contractor from Operator shall be revised to reflect the change in costs if the costs in the aggregate of the Items hereinafter listed shall vary by more than 10 percent from the costs thereof on the date of this Contract or by the same percent after the dale of any revision pursuant to this Subparagraph:

     (a) Labor costs, Including all benefits, of Contractor'p personnel;
     (b) Contractor's cost of insurance premiums;
     (c) Contractor's cost of fuel, including all taxes and fees; the cost per gallon/MCF being $ NA;
     (d) Contractor's cost of catering, when applicable;
     (e) If Operator requires Contractor to increase or decrease the number of Contractor's personnel;
     (f) Contractor's cost of spare parts and supplies with the understanding that such spare parts and supplies constitute 11.5 percent of the operating rate and that the parties shall use the U.S. Bureau of Labor Statistics Oil Field and Gas Field Drilling Machinery Producer Price Index (Series ID WPU119102) to determine to what extent a price variance has occurred In said spare parts and supplies;
     (g) If there is any change in legislation or regulations in the area in which Contractor is working or other unforeseen, unusual event that alters Contractor's financial burden.

5.   TIME OF PAYMENT

     Payment is due by Operator to Contractor as follows:

     5.1 Payment for mobilization, drilling and other work performed at applicable rates, and all other applicable charges shall be due, upon presentation of invoice therefor, upon completion of mobilization, demobilization, rig release of at the end of the month in which such work was performed or other charges are incurred, whichever shall first occur. All invoices may be mailed to Operator at the address hereinabove shown, unless Operator does hereby designate that such invoices shall be mailed as follows:
NA.

     5.2 Disputed Invoices, and Late Payment: Operator shall pay all invoices within 20 days after receipt except that if Operator disputes an invoice or any part thereof, Operator shall, within fifteen days after receipt of the invoice, notify Contractor of the item disputed, specifying the reason therefor, and payment of the disputed item may be withheld until settlement of the dispute, but timely payment shall be made of any undisputed portion. Any sums (including amounts ultimately paid with respect to a disputed invoice) not paid within the above specified days shall bear interest at the rate of 0.6% percent or the maximum legal rate, whichever is less, per month from the due date until paid. If Operator does not pay undisputed items within the above stated time, Contractor may suspend operations or terminate this Contract as specified under Subparagraph 6.3.

6.   TERM:

     6.1 Duration of Contract: This Contract shall remain in full force and effect until drilling operations are completed on the well or wells specified in Paragraph 1 above, or for a term of 1 year, commencing on the date specified in Paragraph 2 above.

     6.2 Extension of Term: Operator may extend the term of this Contract for ______________ well(s) or for a period agreeable to both parties by giving notice to Contractor at least 60 days prior to completion of the well then being drilled or by the term of this contract.
________________________________________________________________________________

     6.3 Early Termination:

     (a) By Either Party: Upon giving of written notice, either party may terminate this Contract when total loss or destruction of the rig, or a major breakdown with indefinite repair time necessitate stopping operations hereunder.

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                                                             Revised APRIL, 2003

     (b) By Operator. Notwithstanding the provisions of Paragraph 3 with respect to the depth to be drilled, Operator shall have the right to direct the stoppage of the work to be performed by Contractor hereunder at any time prior to reaching the specified depth, and even though Contractor has made no default hereunder. In such event, Operator shall reimburse Contractor as set forth in Subparagraph 6.4 hereof.

     (c) By Contractor: Notwithstanding the provisions of Paragraph 3 with respect to the depth to be drilled, in the event Operator shall become insolvent, or be adjudicated a bankrupt, or file, by way of petition or answer, a debtor's petition or other pleading seeking adjustment of Operator's debts, under any bankruptcy or debtor's relief laws now or hereafter prevailing, or if any such be filed against Operator, or in case a receiver be appointed of Operator or Operator's property, or any part thereof, or Operator's affairs be placed in the hands of a Creditor's Committee, or, following 10 business days prior written notice to Operator if Operator does not pay Contractor within the time specified in Subparagraph 5.2 all undisputed items due and owing, Contractor may, at its option, (1) elect to terminate further performance of any work under this Contract and Contractor's right to compensation shall be as set forth in Subparagraph 6.4 hereof, or (2) suspend operations until payment is made by Operator in which event the standby time rate contained in Subparagraph
4.6 shall apply until payment is made by Operator and operations are resumed. IN ADDITION TO CONTRACTORS RIGHTS TO SUSPEND OPERATIONS OR TERMINATE PERFORMANCE UNDER THIS PARAGRAPH, OPERATOR HEREBY EXPRESSLY AGREES TO PROTECT, DEFEND AND INDEMNIFY CONTRACTOR FROM AND AGAINST ANY CLAIMS, DEMANDS AND CAUSES OF ACTION, INCLUDING ALL COSTS OF DEFENSE, IN FAVOR OF OPERATOR, OPERATOR'S, CO-VENTURERS, CO-LESSEES AND JOINT OWNERS, OR ANY OTHER PARTIES ARISING OUT OF ANY DRILLING COMMITMENTS OR OBLIGATIONS CONTAINED IN ANY LEASE, FARMOUT AGREEMENT OR OTHER AGREEMENT, WHICH MAY BE AFFECTED BY SUCH SUSPENSION OF OPERATIONS OR TERMINATION OF PERFORMANCE HEREUNDER.

     6.4 Early Termination Compensation:

     (a) Prior to Commencement: In the event Operator terminates this Contract prior to commencement of operations hereunder, Operator shall pay Contractor as liquidated damages and not as a penalty a sum equal to the standby time rate (Subparagraph 4.8) for a period of 10 days or a lump sum of $135,000.00.

     (b) Prior to Spudding: If such termination occurs after commencement of operations but prior to the spudding of the well, Operator shall pay to Contractor the sum of the following: (1) all expenses reasonably and necessarily incurred and to be incurred by Contractor by reason of the Contract and by reason of the premature termination of the work, including the expense of drilling or other crew members and supervision directly assigned to the rig; (2) ten percent (10%) of the amount of such reimbursable expenses; and (3) a sum calculated at the standby time rate for all time from the date upon which Contractor commences any operations hereunder down to such date subsequent to the date of termination as will afford Contractor reasonable time to dismantle its rig and equipment provided, however, if this Contract is for a term of more than one well or for a period of time, Operator shall pay Contractor, in addition to the above, the Force Majeure Rate, less any unnecessary labor, from that date subsequent to termination upon which Contractor completes dismantling its rig and equipment until the end of the term. See Section 7 of Exhibit "A".

     (c) Subsequent to spudding: If such termination occurs after the spudding of the well, Operator shall pay Contractor (1) the amount for all applicable rates and all other charges and reimbursements due to Contractor; but in no event shall such sum, exclusive of reimbursements due, be less than would have been earned for Actual days at the applicable rate "Without Drill Pipe" and the actual amount due for drill pipe used in accordance with the above rates; or (2) at the election of Contractor and in lieu of the foregoing, Operator shall pay Contractor for all expenses reasonably and necessarily incurred and to be incurred by reason of this Contract and by reason of such premature termination plus a lump sum of $50,000.00 provided, however, if this Contract is for a term of more than one well or for a period of time, Operator shall pay Contractor, in addition to the above, the Force Majeure Rate less any unnecessary labor from the date of termination until the end of the term or __________________________.

7. CASING PROGRAM

     Operator shall have the right to designate the points at which casing will be set and the manner of setting, cementing and testing. Operator may modify the casing program, however, any such modification which materially increases Contractor's hazards or costs can only be made by mutual consent of Operator and Contractor and upon agreement as to the additional compensation to be paid Contractor as a result thereof.

8. DRILLING METHODS AND PRACTICES:

     8.1 Contractor shall maintain well control equipment in good condition at all times and shall use all reasonable means to prevent and control fires and blowouts and to protect the hole.

     8.2 Subject to the terms hereof, and at Operators cost, at all times during the drilling of the well, Operator shall have the right to control the mud program, and the drilling fluid must be of a type and have characteristics and be maintained by Contractor in accordance with the specifications shown in Exhibit "A".

    8.3 Each party hereto agrees to comply with all laws, rules, and regulations of any federal, state or local governmental authority which are now or may become applicable to that party's operations covered by or arising out of the performance of this Contract. When required by law, the terms of Exhibit "B" shall apply to this Contract. In the event any provision of this Contract is inconsistent with or contrary to any applicable federal, state or local law, rule or regulation, said provision shall be deemed to be modified to the extent required to comply with said law, rule or regulation, and as so modified said provision and this Contract shall continue in full force and affect.

     8.4 Contractor shall keep and furnish to Operator an accurate record of the work performed and formations drilled on the IADC-API Daily Drilling Report Form or other form acceptable to Operator. A legible copy of said form shall be furnished by Contractor to Operator.

     8.5 If requested by Operator, Contractor shall furnish Operator with a copy of delivery tickets covering any material or supplies provided by Operator and received by Contractor.

9. INGRESS, EGRESS, AND LOCATION:

     Operator hereby assigns to Contractor all necessary rights of ingress and egress with respect to the tract on which the well is to be located for the performance by Contractor of all work contemplated by this Contract. Should Contractor be denied free access to the location for any reason not reasonably within Contractors control, any time lost by Contractor as a result of such denial shall be paid for at the standby time rate. Operator agrees at all times to maintain the road and location in such a condition that will allow free access and movement to and from the drilling site in an ordinarily equipped highway type vehicle. If Contractor is required to use bulldozers, tractors, four-wheel drive vehicles, or any other specialized transportation equipment for the movement of necessary personnel, machinery, or equipment over access roads or on the drilling location, Operator shall furnish the same at its expense and without cost to Contractor. The actual cost of repairs to any transportation equipment furnished by Contractor or its personnel damaged us a result of improperly maintained access roads or location will be charged to Operator. Operator shall reimburse Contractor for all amounts reasonably expended by Contractor for repairs and/or reinforcement of roads, bridges and related or similar facilities (public and private) required as a direct result of a rig move pursuant to performance hereunder. Operator shall be responsible for any costs associated with leveling the rig because of location settling.

10. SOUND LOCATION:

     Operator shall prepare a sound location adequate in size and capable of properly supporting the drilling rig, and shall be responsible for a casing and cementing



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program adequate to prevent soil and subsoil wash out. It is recognized that
Operator has superior knowledge of the location end access routes to the location, and must advise Contractor of any subsurface conditions, or obstructions (including, but not limited to, mines, caverns, sink holes, streams, pipelines, power lines and communication lines) which Contractor might encounter while en route to the location or during operations hereunder. IN THE EVENT SUBSURFACE CONDITIONS CAUSE A CRATERING OR SHIFTING OF THE LOCATION SURFACE, OR IF SEABED CONDITIONS PROVE UNSATISFACTORY TO PROPERLY SUPPORT THE RIG DURING MARINE OPERATIONS HEREUNDER, AND LOSS OR DAMAGE TO THE RIG OR ITS ASSOCIATED EQUIPMENT RESULTS THEREFROM, OPERATOR SHALL, WITHOUT REGARD TO OTHER PROVISIONS OF THIS CONTRACT, INCLUDING SUBPARAGRAPH 14.1 HEREOF, REIMBURSE CONTRACTOR FOR ALL SUCH LOSS OR DAMAGE INCLUDING REMOVAL OF DEBRIS AND PAYMENT OF FORCE MAJEURE RATE DURING REPAIR AND/OR DEMOBILIZATION IF APPLICABLE.

11. EQUIPMENT CAPACITY

     Operations shall not be attempted under any conditions which exceed the capacity of the equipment specified to be used hereunder or where canal or water depths are in excess of N/A feet. Without prejudice to the provisions of Paragraph 14 hereunder, Contractor shall have the right to make the final decision as to when an operation or attempted operation would exceed the capacity of specified equipment. /See section 7 of Exhibit "A"

12. TERMINATION OF LOCATION LIABILITY:

     WHEN CONTRACTOR HAS CONCLUDED OPERATIONS AT THE WELL LOCATION, OPERATOR SHALL THEREAFTER BE LIABLE FOR DAMAGE TO PROPERTY, PERSONAL INJURY OR DEATH OF ANY PERSON WHICH OCCURS AS A RESULT OF CONDITIONS OF THE LOCATION AND CONTRACTOR SHAFT BE RELIEVED OF SUCH LIABILITY; PROVIDED, HOWEVER, IF CONTRACTOR SHALL SUBSEQUENTLY REENTER UPON THE LOCATION FOR ANY REASON, INCLUDING REMOVAL OF THE RIG, ANY TERM OF THE CONTRACT RELATING TO SUCH REENTRY ACTIVITY SHALL BECOME APPLICABLE DURING SUCH PERIOD.

13. INSURANCE

     During the life of this Contract, Contractor shall at Contractor's expense maintain, with an insurance company or companies authorized to do business in the state where the work is to be performed, insurance coverages of the kind and in the amount set forth In Exhibit "A", insuring the liabilities specifically assumed by Contractor in Paragraph 14 of this Contract. Contractor shall procure from the company or companies writing said insurance a certificate or certificates that said insurance is in full force and effect and that the same shall not be canceled or materially changed without ten (10) days prior written notice to Operator. For liabilities assumed hereunder by Contractor, its insurance shall be endorsed to provide that the underwriters waive their right of subrogation against Operator. Operator will, as well, cause its insurer to waive subrogation against Contractor for liability it assumes and shall maintain, at Operator's expense, insurance coverage as set forth in Exhibit "A" of the same kind and in the same amount as is required of Contractor, insuring the liabilities specifically assumed by Operator in Paragraph 14 of this Contract. Operator shall procure from the company or companies writing said insurance a certificate or certificates that said insurance is in full force and effect and that the same shall not be canceled or materially changed without ten
(10) days prior written notice to Contractor. Operator and Contractor shall cause their respective underwriters to name the other additionally insured but only to the extent of the indemnification obligations assumed herein.

14. RESPONSIBILITY FOR LOSS OR DAMAGE, INDEMNITY, RELEASE OF LIABILITY AND ALLOCATION OF RISK:

     14.1 CONTRACTOR'S SURFACE EQUIPMENT: CONTRACTOR SHALL ASSUME LIABILITY, AT ALL TIMES FOR DAMAGE TO OR DESTRUCTION OF CONTRACTOR'S SURFACE EQUIPMENT, REGARDLESS OF WHEN OR HOW SUCH DAMAGE OR DESTRUCTION OCCURS, AND CONTRACTOR SHALL RELEASE OPERATOR OF ANY LIABILITY FOR ANY SUCH LOSS, EXCEPT LOSS OR DAMAGE UNDER THE PROVISIONS OF PARAGRAPH 10 OR SUBPARAGRAPH 14.3.

     14.2 CONTRACTOR'S IN-HOLE EQUIPMENT: OPERATOR SHALL ASSUME LIABILITY AT ALL TIMES FOR DAMAGE TO OR DESTRUCTION OF CONTRACTOR'S IN-HOLE EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, DRILL PIPE, DRILL COLLARS, AND TOOL JOINTS, AND OPERATOR SHALL REIMBURSE CONTRACTOR FOR THE VALUE OF ANY SUCH LOSS OR DAMAGE; THE VALUE TO BE DETERMINED BY AGREEMENT BETWEEN CONTRACTOR AND OPERATOR AS CURRENT REPAIR COSTS OR 100 PERCENT OF CURRENT NEW REPLACEMENT COST OF SUCH EQUIPMENT DELIVERED TO THE WELL SITE.

     14.3 CONTRACTOR'S EQUIPMENT - ENVIRONMENTAL LOSS OR DAMAGE: NOTWITHSTANDING THE PROVISIONS OF SUBPARAGRAPH 14.1 ABOVE, OPERATOR SHALL ASSUME LIABILITY AT ALL TIMES FOR DAMAGE TO OR DESTRUCTION OF CONTRACTOR'S EQUIPMENT RESULTING FROM THE PRESENCE OF H2S, CO2 OR OTHER CORROSIVE ELEMENTS THAT ENTER THE DRILLING FLUIDS FROM SUBSURFACE FORMATIONS OR THE USE OF CORROSIVE, DESTRUCTIVE OR ABRASIVE ADDITIVES IN THE DRILLING FLUIDS.

     14.4 OPERATOR'S EQUIPMENT: OPERATOR SHALL ASSUME LIABILITY AT ALL TIMES FOR DAMAGE TO OR DESTRUCTION OF OPERATOR'S OR ITS CO-VENTURERS', CO-LESSEES' OR JOINT OWNERS' EQUIPMENT INCLUDING, BUT NOT LIMITED TO, CASING, TUBING, WELL HEAD EQUIPMENT, AND PLATFORM IF APPLICABLE, REGARDLESS OF WHEN OR HOW SUCH DAMAGE OR DESTRUCTION OCCURS, AND OPERATOR SHALL RELEASE CONTRACTOR OF ANY LIABILITY FOR ANY SUCH LOSS OR DAMAGE.

     14.5 THE HOLE: IN THE EVENT THE HOLE SHOULD BE LOST OR DAMAGED, OPERATOR SHALL BE SOLELY RESPONSIBLE FOR SUCH DAMAGE TO OR LOSS OF THE HOLE, INCLUDING THE CASING THEREIN. OPERATOR SHALL RELEASE CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OF ANY TIER OF ANY LIABILITY FOR DAMAGE TO OR LOSS OF THE HOLE, AND SHALL PROTECT DEFEND AND INDEMNIFY CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OF ANY TIER FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, AND EXPENSE RELATING TO SUCH DAMAGE TO OR LOSE OF THE HOLE.

     14.6 UNDERGROUND DAMAGE: OPERATOR SHALL RELEASE CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OF ANY TIER OF ANY LIABILITY FOR, AND SHALL PROTECT DEFEND AND INDEMNIFY CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OF ANY TIER FROM AND AGAINST ANY AND ALL CLAIMS, LIABILITY, AND EXPENSE RESULTING FROM OPERATIONS UNDER THIS CONTRACT ON ACCOUNT OF INJURY TO, DESTRUCTION OF, OR LOSS OR IMPAIRMENT OF ANY PROPERTY RIGHT IN OR TO OIL, GAS, OR OTHER MINERAL SUBSTANCE OR WATER, IF AT THE TIME OF THE ACT OR OMISSION CAUSING SUCH INJURY, DESTRUCTION, LOSS, OR IMPAIRMENT, SAID SUBSTANCE HAD NOT BEEN REDUCED TO PHYSICAL POSSESSION ABOVE THE SURFACE OF THE EARTH, AND FOR ANY LOSS OR DAMAGE TO ANY FORMATION, STRATA, OR RESERVOIR BENEATH THE SURFACE OF THE EARTH.

     14.7 INSPECTION OF MATERIALS FURNISHED BY OPERATOR: CONTRACTOR AGREES TO VISUALLY INSPECT ALL MATERIALS FURNISHED BY OPERATOR BEFORE USING SAME AND TO NOTIFY OPERATOR OF ANY APPARENT DEFECTS THEREIN. CONTRACTOR SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE RESULTING FROM THE USE OF MATERIALS FURNISHED BY OPERATOR, AND OPERATOR SHALL RELEASE CONTRACTOR FROM, AND SHALL PROTECT, DEFEND AND INDEMNIFY CONTRACTOR FROM AND AGAINST, ANY SUCH LIABILITY.

     14.8 CONTRACTOR'S INDEMNIFICATION OF OPERATOR: CONTRACTOR SHALL RELEASE OPERATOR OF ANY LIABILITY FOR, AND SHALL PROTECT DEFEND AND INDEMNIFY OPERATOR FROM AND AGAINST ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER, WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF OR THE NEGLIGENCE OF ANY PARTY OR PARTIES, ARISING IN CONNECTION HEREWITH IN FAVOR OF CONTRACTOR'S EMPLOYEES OR CONTRACTOR'S SUBCONTRACTORS OF ANY TIER (INCLUSIVE OF ANY AGENT OR CONSULTANT ENGAGED BY CONTRACTOR) OR THEIR EMPLOYEES, OR CONTRACTOR'S INVITEES, ON ACCOUNT OF BODILY INJURY, DEATH OR DAMAGE TO PROPERTY. CONTRACTOR'S INDEMNITY UNDER THIS PARAGRAPH SHALL BE WITHOUT REGARD TO AND WITHOUT ANY RIGHT TO CONTRIBUTION FROM ANY INSURANCE MAINTAINED BY OPERATOR PURSUANT TO PARAGRAPH 13. IF IT IS JUDICIALLY DETERMINED THAT THE MONETARY LIMITS OF INSURANCE REQUIRED HEREUNDER OR OF THE INDEMNITIES VOLUNTARILY ASSUMED UNDER SUBPARAGRAPH 14.8 (WHICH CONTRACTOR AND OPERATOR HEREBY AGREE WILL BE SUPPORTED EITHER BY AVAILABLE LIABILITY INSURANCE, UNDER WHICH THE INSURER HAS NO RIGHT OF SUBROGATION AGAINST THE INDEMNITIES, OR VOLUNTARILY SELF-INSURED, IN PART OR WHOLE) EXCEED THE MAXIMUM LIMITS PERMITTED UNDER APPLICABLE LAW, IT IS AGREED THAT SAID INSURANCE REQUIREMENTS OR INDEMNITIES SHALL AUTOMATICALLY BE AMENDED TO CONFORM TO THE MAXIMUM MONETARY LIMITS PERMITTED UNDER SUCH LAW.

     14.9 OPERATOR'S INDEMNIFICATION OF CONTRACTOR: OPERATOR SHALL RELEASE CONTRACTOR OF ANY LIABILITY FOR, AND SHALL PROTECT, DEFEND AND INDEMNIFY CONTRACTOR FROM AND AGAINST ALL CLAIMS, DEMANDS, AND CAUSES ACTION OF EVERY KIND AND CHARACTER, WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF OR THE NEGLIGENCE OF ANY

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                                                             REVISED APRIL, 2003

PARTY OR PARTIES, ARISING IN CONNECTION HEREWITH IN FAVOR OF OPERATOR'S EMPLOYEES OR OPERATOR'S CONTRACTORS OF ANY TIER (INCLUSIVE OF ANY AGENT CONSULTANT OR SUBCONTRACTOR ENGAGED BY OPERATOR) OR THEIR EMPLOYEES, OR OPERATORS INVITEES, OTHER THAN THOSE PARTIES IDENTIFIED IN SUBPARAGRAPH 14.8 ON ACCOUNT OF BODILY INJURY, DEATH OR DAMAGE TO PROPERTY. OPERATOR'S INDEMNITY UNDER THIS PARAGRAPH SHALL BE WITHOUT REGARD TO AND WITHOUT ANY RIGHT TO CONTRIBUTION FROM ANY INSURANCE MAINTAINED BY CONTRACTOR PURSUANT TO PARAGRAPH
13. IF IT IS JUDICIALLY DETERMINED THAT THE MONETARY LIMITS OF INSURANCE REQUIRED HEREUNDER OR OF THE INDEMNITIES VOLUNTARILY ASSUMED UNDER SUBPARAGRAPH
14.9 (WHICH CONTRACTOR AND OPERATOR HEREBY AGREE WILL BE SUPPORTED EITHER BY AVAILABLE LIABILITY INSURANCE, UNDER WHICH THE INSURER HAS NO RIGHT OF SUBROGATION AGAINST THE INDEMNITEES, OR VOLUNTARILY SELF-INSURED, IN PART OR WHOLE) EXCEED THE MAXIMUM LIMITS PERMITTED UNDER APPLICABLE LAW, IT IS AGREED THAT SAID INSURANCE REQUIREMENTS OR INDEMNITIES SHALL AUTOMATICALLY BE AMENDED TO CONFORM TO THE MAXIMUM MONETARY LIMITS PERMITTED UNDER SUCH LAW.

     14.10 LIABILITY FOR WILD WELL: OPERATOR SHALL BE LIABLE FOR THE COST OF REGAINING CONTROL OF ANY WILD WELL, AS WELL AS FOR COST OF REMOVAL OF ANY DEBRIS AND COST OF PROPERTY REMEDIATION AND RESTORATION, AND OPERATOR SHALL RELEASE, PROTECT, DEFEND AND INDEMNIFY CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OF ANY TIER FROM AND AGAINST ANY LIABILITY FOR SUCH COST.

     14.11 POLLUTION OR CONTAMINATION: NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EXCEPT THE PROVISIONS OF PARAGRAPHS 10 AND 12, IT IS UNDERSTOOD AND AGREED BY AND BETWEEN CONTRACTOR AND OPERATOR THAT THE RESPONSIBILITY FOR POLLUTION OR CONTAMINATION SHALL BE AS FOLLOWS:

     (A) CONTRACTOR SHALL ASSUME ALL RESPONSIBILITY FOR, INCLUDING CONTROL AND REMOVAL OF, AND SHALL PROTECT DEFEND AND INDEMNIFY OPERATOR FROM AND AGAINST ALL CLAIMS, DEMANDS AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER ARISING FROM POLLUTION OR CONTAMINATION, WHICH ORIGINATES ABOVE THE SURFACE OF THE LAND OR WATER FROM SPILLS OF FUELS, LUBRICANTS, MOTOR OILS, PIPE DOPE, PAINTS, SOLVENTS, BALLAST, BILGE AND GARBAGE, EXCEPT UNAVOIDABLE POLLUTION FROM RESERVE PITS, WHOLLY IN CONTRACTOR'S POSSESSION AND CONTROL AND DIRECTLY ASSOCIATED WITH CONTRACTOR'S EQUIPMENT AND FACILITIES.

     (B) OPERATOR SHALL ASSUME ALL RESPONSIBILITY FOR, INCLUDING CONTROL AND REMOVAL OF, AND SHALL PROTECT, DEFEND AND INDEMNIFY CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OR ANY TIER FROM AND AGAINST ALL CLAIMS, DEMANDS, AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER ARISING DIRECTLY OR INDIRECTLY FROM ALL OTHER POLLUTION OR CONTAMINATION WHICH MAY OCCUR DURING THE CONDUCT OF OPERATION HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THAT WHICH MAY RESULT FROM FIRE, BLOWOUT, CRATERING, SEEPAGE OR ANY OTHER UNCONTROLLED FLOW OF OIL, GAS, WATER OR OTHER SUBSTANCE, AS WELL AS THE USE OR DISPOSITION OF ALL DRILLING FLUIDS, INCLUDING, BUT NOT LIMITED TO, OIL EMULSION, OIL BASE OR CHEMICALLY TREATED DRILLING FLUIDS, CONTAMINATED CUTTINGS OR CAVINGS, LOST CIRCULATION AND FISH RECOVERY MATERIALS AND FLUIDS. OPERATOR SHALL RELEASE CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OF ANY TIER OF ANY LIABILITY FOR THE FOREGOING.

     (C) IN THE EVENT A THIRD PARTY COMMITS AN ACT OR OMISSION WHICH RESULTS IN POLLUTION OR CONTAMINATION FOR WHICH EITHER CONTRACTOR OR OPERATOR, FOR WHOM SUCH PARTY IS PERFORMING WORK, IS HELD TO BE LEGALLY LIABLE, THE RESPONSIBILITY THEREFOR SHALL BE CONSIDERED, AS BETWEEN CONTRACTOR AND OPERATOR, TO BE THE SAME AS IF THE PARTY FOR WHOM THE WORK WAS PERFORMED HAD PERFORMED THE SAME AND ALL OF THE OBLIGATIONS RESPECTING PROTECTION, DEFENSE, INDEMNITY AND LIMITATION OF RESPONSIBILITY AND LIABILITY, ASSET FORM IN (A) END (B) ABOVE, SHALL BE SPECIFICALLY APPLIED.

     14.12 CONSEQUENTIAL DAMAGES: SUBJECT TO AND WITHOUT AFFECTING THE PROVISIONS OF THIS CONTRACT REGARDING THE PAYMENT RIGHTS AND OBLIGATIONS OF THE PARTIES OR THE RISK OF LOSS, RELEASE AND INDEMNITY RIGHTS AND OBLIGATIONS OF THE PARTIES, EACH PARTY SHALL AT ALL TIMES BE RESPONSIBLE FOR AND HOLD HARMLESS AND INDEMNIFY THE OTHER PARTY FROM AND AGAINST ITS OWN SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, AND THE PARTIES AGREE THAT SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SHALL BE DEEMED TO INCLUDE, WITHOUT LIMITATION, THE
FOLLOWING: LOSS OF PROFIT OR REVENUE; COSTS AND EXPENSES RESULTING FROM BUSINESS INTERRUPTIONS; LOSS OF OR DELAY IN PRODUCTION; LOSS OF OR DAMAGE TO THE LEASEHOLD; LOSS OF OR DELAY IN DRILLING OPERATING RIGHTS; COST OF OR LOSS OF USE OF PROPERTY, EQUIPMENT, MATERIALS AND SERVICES, INCLUDING WITHOUT LIMITATION THOSE PROVIDED BY CONTRACTORS OR SUBCONTRACTORS OF EVERY TIER OR BY THIRD PARTIES. OPERATOR SHALL AT ALL TIMES BE RESPONSIBLE FOR AND HOLD HARMLESS AND INDEMNIFY CONTRACTOR AND ITS SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS OF ANY TIER FROM AND AGAINST ALL CLAIMS, DEMANDS AND CAUSES OF ACTION OF EVERY KIND AND CHARACTER IN CONNECTION WITH SUCH SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY OPERATOR'S CO-OWNERS, CO-VENTURERS, CO-LESSEES, FARMERS, FARMEES, PARTNERS AND JOINT OWNERS.

     14.13 INDEMNITY OBLIGATION: EXCEPT AS OTHERWISE EXPRESSLY LIMITED IN THIS CONTRACT, IT IS THE INTENT OF PARTIES HERETO THAT AN RELEASES, INDEMNITY OBLIGATIONS AND/OR LIABILITIES ASSUMED BY SUCH PARTIES UNDER TERMS OF THIS CONTRACT, INCLUDING, WITHOUT LIMITATION, SUBPARAGRAPHS 4.9 AND 6.3(C), PARAGRAPHS 10 AND 12, AND SUBPARAGRAPHS 14.1 THROUGH 14.12 HEREOF, BE WITHOUT LIMIT AND WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF, INCLUDING, BUT NOT LIMITED TO, PRE-EXISTING CONDITIONS, DEFECT OR RUIN OF PREMISES OR EQUIPMENT, STRICT LIABILITY, REGULATORY OR STATUTORY LIABILITY, PRODUCTS LIABILITY, BREACH OF REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED), BREACH OF DUTY (WHETHER STATUTORY, CONTRACTUAL OR OTHERWISE) ANY THEORY OF TORT, BREACH OF CONTRACT, FAULT, THE NEGLIGENCE OF ANY DEGREE OR CHARACTER (REGARDLESS OF WHETHER NEGLIGENCE IS SOLE, JOINT OR CONCURRENT; ACTIVE, PASSIVE OR GROSS) OF ANY PARTY OR PARTIES, INCLUDING THE PARTY SEEKING THE BENEFIT OF THE RELEASE, INDEMNITY OR ASSUMPTION OF LIABILITY, OR ANY OTHER THEORY OF LEGAL LIABILITY, THE INDEMNITIES, AND RELEASES AND ASSUMPTIONS OF LIABILITY EXTENDED BY THE PARTIES HERETO UNDER THE PROVISIONS OF SUBPARAGRAPHS 4.9 AND 6.3 AND PARAGRAPHS 10,12 AND 14 SHALL INURE TO THE BENEFIT OF SUCH PARTIES, THEIR CO-VENTURERS, CO-LESSEES, JOINT OWNERS, THEIR PARENT, HOLDING AND AFFILIATED COMPANIES AND THE OFFICERS, DIRECTORS, STOCKHOLDERS, PARTNERS, MANAGERS, REPRESENTATIVES, EMPLOYEES, CONSULTANTS, AGENTS, SERVANTS AND INSURERS OF EACH. EXCEPT AS OTHERWISE PROVIDED HEREIN, SUCH INDEMNIFICATION AND ASSUMPTIONS OF LIABILITY SHALL NOT BE DEEMED TO CREATE ANY RIGHTS TO INDEMNIFICATION IN ANY PERSON OR ENTITY NOT A PARTY TO THIS CONTRACT, EITHER AS A THIRD PARTY BENEFICIARY OR BY REASON OF ANY AGREEMENT OF INDEMNITY BETWEEN ONE OF THE PARTIES HERETO AND ANOTHER PERSON OR ENTITY NOT A PARTY TO THIS CONTRACT.

15. AUDIT

     If any payment provided for hereunder is made on the basis of Contractor's costs, Operator shall have the right to audit Contractor's books and records relating to such costs. Contractor agrees to maintain such books and records for a period of two (2) years from the date such costs were incurred and to make such books and records readily available to Operator at any reasonable time or times within the period.

16. NO WAIVER EXCEPT IN WRITING

     It is fully understood and agreed that none of the requirements of this Contract shall be considered as waived by either party unless the same is done in writing, and then only by the persons executing this Contract, or other duly authorized agent or representative of the party.

17. FORCE MAJEURE

     Except as provided in this Paragraph 17 and without prejudice to the risk of loss, release and indemnity obligations under this Contract, each party to this Contract shall be excused from complying with the terms of this Contract, except for the payment of monies when due, if and for so long as such compliance is hindered or prevented by a Force Majeure Event. As used in this contract, "Force Majeure Event" includes: acts of God, action of the elements, wars (declared or undeclared), insurrection, revolution, rebellions or civil strife, piracy, civil war or hostile action, terrorist acts, riots, strikes, differences with workmen, acts of public enemies, federal or state laws, rules, regulations dispositions or orders of any governmental authorities having jurisdiction in the premises or of any other group, organization or informal association (whether or not formally recognized as a government), inability to procure material, equipment, fuel or necessary labor in the open market, acute and unusual labor or material, equipment or fuel shortages, or any other causes (except financial) beyond the control of either party. Neither Operator nor Contractor shall be required against its will to adjust any labor or similar disputes except in accordance with applicable law. In the event that either party hereto is rendered unable, wholly or in part, by any of these causes to carry out its obligation under this Contract, it is agreed that such party shall give notice and defaults of Force Majeure in writing to the other party as

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                                                             REVISED APRIL, 2003

promptly as possible after its occurrence. In such cases, the obligations of the party giving the notice shall be suspended during the continuance of any inability so caused except that Operator shall be obligated to pay to Contractor the Force Majeure Rate provided for in Subparagraph 4.8 above.

18. GOVERNING LAW:

     This Contract shall be construed, governed, interpreted, enforced and litigated, and the relations between the parties determined in accordance with the laws of Texas.

19. INFORMATION CONFIDENTIAL:

     Upon written request by Operator, information obtained by Contractor in the conduct of drilling operations on this well, including, but not limited to, depth, formations penetrated, the results of coring, testing end surveying, shall be considered confidential and shall not be divulged by Contractor or its employees, to any person, firm, or corporation other then Operator's designated representatives.

20. SUBCONTRACTS:

     Either party may employ other contractors to perform any of the operations or services to be provided or performed by it according to Exhibit "A".

21. ATTORNEY'S FEES

     If this Contract is placed in the hands of an attorney for collection of any sums due hereunder, or suit is brought on same, or sums due hereunder are collected through bankruptcy or arbitration proceedings, then the prevailing party shall be entitled to recover reasonable attorneys fees and costs.

22. CLAIMS AND LIENS:

     Contractor agrees to pay all valid claims for labor, material, services, and supplies to be furnished by Contractor hereunder, and agrees to allow no lien by such third parties to be fixed upon the lease, the well, or other property of the Operator or the land upon which said well is located.

23. ASSIGNMENT:

     Neither party may assign this Contract without the prior written consent of the other, and prompt notice or any such intent to assign shall be given to the other party. In the event of such assignment, the assigning party shall remain liable to the other party as a guarantor of the performance by the assignee of the terms of this Contract. If any assignment is made that materially alters Contractor's financial burden, Contractor's compensation shall be adjusted to give effect to any increase or decrease in Contractor's operating costs.

24. NOTICES AND PLACE OF PAYMENT:

     Notices, reports, and other communications required or permitted by this Contract to be given or sent by one party to the other shall be delivered by hand, mailed, digitally transmitted or telecopied to the address hereinabove shown. All sums payable hereunder to Contractor shall be payable at its address hereinabove shown unless otherwise specified herein.

25. CONTINUING OBLIGATIONS:

     Notwithstanding the termination of this Contract, the parties shall continue to be bound by the provisions of this Contract that reasonably require some action or forbearance after such termination.

26. ENTIRE AGREEMENT:

     This Contract constitutes the full understanding of the parties, and a complete and exclusive statement of the terms of their agreement, and shall exclusively control and govern all work performed hereunder. All representations, offers, and undertakings of the parties made prior to the effective date hereof, whether oral or in writing, are merged herein, and no other contracts, agreements or work orders, executed prior to the execution of this Contract, shall in any way modify, amend, alter or change any of the terms or conditions set out herein.

27. SPECIAL PROVISIONS:




28. ACCEPTANCE OF CONTRACT:

     THE FOREGOING CONTRACT, INCLUDING THE PROVISIONS RELATING TO INDEMNITY, RELEASE OF LIABILITY AND ALLOCATION OF RISK OF SUBPARAGRAPHS 4.9 AND 6.3(C), PARAGRAPHS 10 AND 12, AND SUBPARAGRAPHS 14.1 THROUGH 14.12, IS ACKNOWLEDGED, AGREED TO AND ACCEPTED BY OPERATOR THIS 21st DAY OF APRIL, 2005

                          OPERATOR: GMX RESOURCES INC.
                              By: KEN L. KENWORTHY
                           Title: E.V.P., SEC., TREAS.

     THE FOREGOING CONTRACT, INCLUDING THE PROVISIONS RELATING TO INDEMNITY, RELEASE OF LIABILITY AND ALLOCATION OF RISK OF SUBPARAGRAPHS 4.9, 6.3(C), PARAGRAPHS 10 AND 12, AND SUBPARAGRAPHS 14.1 THROUGH 14.12, IS ACKNOWLEDGED, AGREED TO AND ACCEPTED BY CONTRACTOR THIS 21ST DAY OF MARCH, 2005, WHICH IS THE EFFECTIVE DATE OF THIS CONTRACT SUBJECT TO RIG AVAILABILITY, AND SUBJECT TO ALL OF ITS TERMS AND PROVISIONS, WITH THE UNDERSTANDING THAT IT WILL NOT BE BINDING UPON OPERATOR UNTIL OPERATOR HAS NOTED ITS ACCEPTANCE, AND WITH THE FURTHER UNDERSTANDING THAT UNLESS SAID CONTRACT IS THUS EXECUTED BY OPERATOR WITHIN 15 DAYS OF THE ABOVE DATE CONTRACTOR SHALL BE IN NO MANNER BOUND BY ITS SIGNATURE THERETO.

                           CONTRACTOR: MCLACHLAN DRILLING CO.
                                   BY: JAMES E. MCLACHLAN
                                TITLE: JAMES E. MCLACHLAN, PRESIDENT


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                                                             REVISED APRIL, 2003


                                   EXHIBIT "A"

To Daywork Contract dated March 21, 2005

Operator GMX Resources Inc.          Contractor McLachlan Drilling Co.
Well Name and Number Multi-well in North Carthage


                      SPECIFICATIONS AND SPECIAL PROVISIONS


1. CASING PROGRAM (see Paragraph 7)

             Hole       Casing        Weight      Grade   Approximate      Wait on
             Size        Size                             Setting Depth   Cement Time
Conductor   Driven in.  13 3/8 in.    68 lbs/ft.                 40 ft.     N/A hrs
Surface     12 1/4 in.   9 5/8 in.    47 lbs/ft.   J-55   1900 (+/-)ft.      12 hrs
Protection   8 3/4 in.    7    in.    29 lbs/ft.   J-55   5700(+/-) ft.      12 hrs
                   in.         in.       lbs/ft.                    ft.         hrs
Production   7 7/8 in.   5 1/2 in.  15.5 lbs/ft.   J-55      10,000 ft.     N/A hrs
Liner              in.         in.       lbs/ft.                    ft.         hrs
                   in.         in.       lbs/ft.                    ft.         hrs

2. MUD CONTROL PROGRAM (See Subparagraph 8.2)

      Depth Interval
           (ft)
                                           Weight   Viscosity     Water Loss
     From      To          Type Mud      (lbs./gal.)  (Secs)         (cc)


       0    TD Surface     Fresh Water     8.6-9.0     36
      TD       TD           Chemical      9.2-12.4    36-45      As required

Other mud specifications: If mud weight is raised above 12.4#/gal. all pump expendables will be the responsibility of operator. As per Rick's and my conversation, if we stay on mud between 10.6-12.4 for an extended period of time, the expendables will be readdreseed.

3. INSURANCE (See Paragraph 13)

     3.1 Adequate Workers' Compensation Insurance complying with State Laws applicable or Employers' Liability Insurance with limits of $ 1,000,000.00 covering all of Contractor's employees working under this Contract.

     3.2 Commercial (or Comprehensive) General Liability insurance, including contractual obligations as respects this Contract and proper coverage for all other obligations assumed in this Contract. The limit shall be $1,000,000.00 combined single limit per occurrence for Bodily Injury and Property Damage.

     3.3 Automobile Public Liability insurance with limits of $1,000,000.00 for the death or injury of each person and $1,000,000.00, for each accident; and Automobile Public Liability Property Damage Insurance with limits of $1,000,000.00 for each accident.

     3.4 In the event operations are over water, Contractor shall carry in addition to the Statutory Workers' Compensation Insurance, endorsements covering liability under the Longshoremen's & Harbor Workers' Compensation Act and Maritime Liability including maintenance and cure with limits of $____________ for each death or injury to one person and $ ___________ for any one accident.

     3.5 Other insurance:_______________________________________________________

4. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY CONTRACTOR:

The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the well location at the expense of Contractor unless otherwise noted by this Contract.

     4.1 Drilling Rig See Exhibit "C"

    Complete drilling rig, designated by Contractor as its Rig No. 5, the major items of equipment being:

Drawworks: Make and Model ______________________________________________________
Engines: Make, Model, and H.P. _________________________________________________
     No. on Rig ________________________________________________________________
Pumps: No. 1 Make, Size, end Power _____________________________________________
     No. 2 Make, Size, and Power _______________________________________________
Mud Mixing Pump: Make, Size, and Power _________________________________________
Boilers: Number, Make, H.P. and W.P. ___________________________________________
Derrick or Mast: Make, Size, and Capacity ______________________________________
Substructure: Size and Capacity ________________________________________________
Rotary Drive: Type _____________________________________________________________
Drill Pipe: Size _________ in. _________ ft.: Size: _________ in. _________  ft.
Drill Collers: Number and Size _________________________________________________


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                                                             REVISED APRIL, 2003

Blowout Preventers:_____________________________________________________________

    Size               Series or Test Pr.      Make & Model            Number
__________________   _____________________   _________________   _______________
__________________   _____________________   _________________   _______________
__________________   _____________________   _________________   _______________
__________________   _____________________   _________________   _______________
__________________   _____________________   _________________   _______________
__________________   _____________________   _________________   _______________
B.O.P. Closing Unit: _____________________   _________________   _______________
B.O.P. Accumulator:  _____________________   _________________   _______________

   4.2 Derrick timbers.
   4.3 Normal strings of drill pipe and drill collars specified above.
   4.4 Conventional drift indicator.
   4.5 Circulating mud pits.
   4.6 Necessary pipe racks and rigging up materiel.
   4.7 Normal storage for mud and chemicals.
   4.8 Shale Shaker.
   4.9 Contractor shall furnish 1 set of surface screens per well and one set of down hole 220 mesh screens.
   4.10_________________________________________________________________________
   4.11_________________________________________________________________________
   4.12_________________________________________________________________________
   4.13_________________________________________________________________________
   4.14_________________________________________________________________________
   4.15_________________________________________________________________________
   4.16_________________________________________________________________________
   4.17_________________________________________________________________________

5. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY OPERATOR:

The machinery, equipment, tools, materials, supplies, instruments, services and labor hereinafter listed, including any transportation required for such items, shall be provided at the well location at the expense of Operator unless otherwise noted by this Contract.

   5.1 Furnish and maintain adequate roadway and/or canal to location, right-of-way, including rights-of-way for fuel and water lines, river crossings, highway crossings, gates end cattle guards.
   5.2 Stake location, clear and grade location, and provide turnaround, including surfacing when necessary.
   5.3 Test tanks with pipe and fittings.
   5.4 Mud storage tanks with pipe and fittings.
   5.5 Separator with pipe and fittings.
   5.6 Labor and materials to connect and disconnect mud tank, test tank, and mud gas separator.
   5.7 Labor to disconnect and clean test tanks and mud gas separator.
   5.8 Drilling mud, chemicals, lost circulation materials and other additives.
   5.9 Pipe and connections for oil circulating lines.
   5.10 Labor to lay, bury and recover oil circulating lines.
   5.11 Drilling bits, reamers, reamer cutters, stabilizers and special tools.
   5.12 Contract fishing tool services and tool rental.
   5.13 Wire line core bits or heads, core barrels and wire line core catchers if required.
   5.14 Conventional core bits, core catchers and core barrels.
   5.15 Diamond core barrel with head.
   5.16 Cement and cementing service.
   5.17 Electrical wireline logging services.
   5.18 Directional, caliper, or other special services.
   5.19 Gun or jet perforating services.
   5.20 Explosives and shooting devices.
   5.21 Formation testing, hydraulic fracturing, acidizing and other related services.
   5.22 Equipment for drill stem testing.
   5.23 Mud logging services.
   5.24 Sidewall coring service.
   5.25 Welding service for welding bottom joints of casing, guide shoe, float shoe, float collar and in connection with installing of well head equipment if required.
   5.26 Casing, tubing, liners, screen, float collars, guide and float shoes and associated equipment.
   5.27 Casing stretchers and centralizers.
   5.28 Well head connections and all equipment to be installed in or on well or on the premises for use in connection with testing, completion and operation of well.
   5.29 Special or added storage for mud end chemicals.
   5.30 Casinghead, API series, to conform to that shown for the blowout preventers specified in Subparagraph 4.1 above.
   5.31 Blowout preventer testing packoff and testing services.
   5.32 Replacement of BOP rubbers, elements and seals, if required, after initial test
   5.33 Casing Thread Protectors and Casing Lubricants.
   5.34 H2S training and equipment as necessary or as required by law.
   5.35 Site septic systems.
   5.36 Storage for mud and chemicals __________________________________________
   5.37 ________________________________________________________________________
   5.38 ________________________________________________________________________
   5.39 ________________________________________________________________________
   5.40 ________________________________________________________________________
   5.41 ________________________________________________________________________
   5.42 ________________________________________________________________________
   5.43 ________________________________________________________________________
   5.44 ________________________________________________________________________
   5.45 ________________________________________________________________________
   5.46 ________________________________________________________________________
   5.47 ________________________________________________________________________
   5.48 ________________________________________________________________________
   5.49 ________________________________________________________________________
   5.50 ________________________________________________________________________

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                                                             REVISED APRIL, 2003

6. EQUIPMENT, MATERIALS AND SERVICES TO BE FURNISHED BY DESIGNATED PARTY:

   The machinery, equipment, tools, materials, supplies, instruments, services, and labor listed ae the following numbered items, including any transportation required for such items unless otherwise specified, shall be provided at the well location and at the expense of the party hereto as designated by an X mark in the appropriate column.
                                                           To Be Provided By and
                                                              At The Expense Of
                          Item                       Operator    Contractor
   6.1  Cellar and Runways..........................    X
   6.2  Ditches and sumps ..........................    X
   6.3  Fuel (located at          ).................    X
   6.4  Fuel Lines (length        ) ................                  X
   6.5  Water at source, including required permits     X
   6.6  Water well, including required permits......    X
   6.7  Water lines, including required permits.....    X
   6.8  Water storage tanks 360 BBL capacity EACH...                  X
   6.9  Potable water ..............................    X
   6.10 Labor to operate water well or water pump...                  X
   6.11 Maintenance of water well, if required .....    X
   6.12 Water Pump..................................    X
   6.13 Fuel for water pump.........................    X
   6.14 Mats for engines and boilers, or motors and
        mud pumps...................................    X
   6.15 Transportation of Contractor's property:
        Move in.....................................    X
        Move out....................................    X
   6.16 Materials for "boxing in" rig and derrick...    N/A
   6.17 Special strings of drill pipe and drill
        collars as follows: IF REQUIRED.............    X
   6.18 Kelly joints, subs, elevators, tongs, slips
        and BOP rams for use with special drill pipe    X
   6.19 Drill pipe protectors for Kelly joint and
        each joint of drill pipe running inside of
        Surface Casing as required, for use with
        normal strings of drill pipe................    X
   6.20 Drill pipe protectors for Kelly joint and
        drill pipe running inside of Protection
        Casing......................................    X
   6.21 Rate of penetration recording device........                  X
   6.22 Extra labor for running and cementing
        casing (Casing crews).......................    X
   6.23 Casing tools ...............................    X
   6.24 Power casing tongs..........................    X
   6.25 Laydown and pickup machine IF REQUIRED BY
        OPERATOR....................................    X
   6.26 Tubing tools................................    N/A
   6.27 Power tubing tong...........................    N/A
   6.28 Crew Boats, Number________..................    N/A
   6.29 Service Barge...............................    N/A
   6.30 Service Tug Boat............................    N/A
   6.31 Rat Hole....................................    X
   6.32 Mouse Hole..................................    X
   6.33 Reserve Pits................................    X
   6.34 Upper Kelly Cock............................                  X
   6.35 Lower Kelly Valve...........................                  X
   6.36 Drill Pipe Safety Valve.....................                  X
   6.37 Inside Blowout Preventer....................    N/A
   6.38 Drilling hole for or driving for conductor
        pipe........................................    X
   6.39 Charges, cost of bonds for public roads.....    X
   6.40 Portable Toilet.............................    X
   6.41 Trash Receptacle............................    X
   6.42 Linear Motion Shale Shaker .................                  X
   6.43 Shale Shaker Screens ONE SET EACH...........                  X
   6.44 Mud Cleaner............,,,..................    N/A
   6.45 Mud/Gas Separator......::...................    X
   6.46 Desander....................................                  X
   6.47 Desilter....................................    N/A
   6.48 Degasser....................................    X
   6.49 Centrifuge..................................    N/A
   6.50 Rotating Head IF REQUIRED...................    X
   6.51 Rotating Head Rubbers.......................    X
   6.52 Hydraulic Adjustable Choke IF REQUIRED......    X
   6.53 Pit Volume Totalizer IF REQUIRED........:...    X
   6.54 Communication, type ........................    N/A
   6.55 Forklift capacity 10 TON....................    X
   6.56 Corrosion Inhibitor for protecting drill
        string......................................    X
   6.57 DOZER ASSIST FOR CONTRACTOR AND 3rd PARTY
        SERVICE.....................................    X
   6.58 GUY LINE ANCHORS                                X
   6.59
   6.60

(U.S. Daywork Contract - 'EXHIBIT A' Page 4)    Form provided by Forms On-A-Disk
  Copyright 2003 International Association     (214) 340-9429 - FormsOnADisk.com
          of Drilling Contractors

                                                             REVISED APRIL, 2003

7. OTHER PROVISIONS:

1. Operator shall be responsible for the inspection and cost of shipping any bad ends including trucking to and from location.

2. Operator shall assume the responsibility for the assist required for the movement of Contractor's and 3rd party services' equipment in and out of the location. Mobilization/Demobilization from Evart, Michigan to first well location and back to Evart, Michigan to be mutually agreed and paid by Operator.

     Mobilization Rates:

     0-10 Miles      40,000.00
     10-50 Miles     50,000.00
     50 and above    Will Bid

3. Contractor shall provide the crew required by Section 4.4, which shall consist of two (2) crews per day, each of which shall have included the following personnel, who will be capable and competent:

     1 derrick hand
     1 driller
     1 tool pusher
     3 floor hands

     Contractor shall establish appropriate policies to assure that the crews are dependable and that there are qualified Replacement personnel available in the event of unexpected absences.

4. In the event of termination pursuant to Section 6/4(c)), the amounts payable thereunder shall be excused if termination has occurred by reason of Contractor's failure to perform its obligations as provided in this agreement and, if any payments are due thereunder, they shall be payable monthly as invoiced by Contractor for the remainder of the term less any amounts earned by Contractor during such month by Contractor for providing services using the same rig for other operators on arms-length terms. Contractor will use commercially reasonable efforts to find other operators to use the rig during such period.

5. Notwithstanding any provision of Section 11 to the contrary, the Contractor will not have any discretion with respect to operations that are within 80% of the capacity of the equipment as specified by the manufacturer.

6. Contractor shall maintain the equipment to be used under this agreement in good working order and in accordance with any manufacturer's recommended maintenance procedures.

7. Contractor agrees that the equipment to be used under this agreement will at all times be capable of performing in accordance with the manufacturer's specifications (subject to routine repair and maintenance requirements) and that Contractor's equipment and performance will be competitive with other reputable drilling contractors in the area.

8. Contractor shall initially operate with the two duplex pumps listed in the rig inventory, plus a third duplex pump to be provided by Contractor at its expense as a backup until such time as the necessity of the triplex pumps is determined. If Operator determines that triplex pumps are necessary, Operator shall acquire at its expense two (2) 750 horsepower triplex pumps mutually acceptable to Contractor and Operator and lease such pumps to Contractor on a finance lease providing for 12 equal monthly lease payments to Operator In the aggregate amount equal to the purchase price of such pumps. At the expiration of the lease, Contractor will have the right to acquire the pumps for $10.00 each. Operator may deduct the monthly lease amount due from Contractor form any amounts otherwise due to Contractor under this agreement. Lease to contain appropriate provisions requiring Contractor to carry insurance and bear all costs of maintenance, repair and taxes.

     (U.S. Daywork Contract -                   Form provided by Forms On-A-Disk
       "Exhibit A" - Page 5)                   (214) 340-9429 - FormsOnADisk.com
   Copyright 2003 International
Association of Drilling Contractors

                                                             REVISED APRIL, 2003

                                   EXHIBIT "B"
                             (See Subparagraph 8.3)

The following clauses, when required by law, are incorporated in the Contract by reference as if fully set out:

(1)  The Equal Opportunity Clause prescribed in 41 CFR 60-1.4.

(2) The Affirmative Action Clause prescribed in 41 CFR 60-250.4 regarding veterans and veterans of the Vietnam era.

(3) The Affirmation Action Clause for handicapped workers prescribed in 41 CFR 60-741.4.

(4) The Certification of Compliance with Environmental laws prescribed in 40 CFR 15.20.








































     (U.S. Daywork Contract -                   Form provided by Forms On-A-Disk
       "Exhibit B" - Page 1)                   (214) 340-9429 - FormsOnADisk.com
   Copyright 2003 International
Association of Drilling Contractors

MCLACHLAN
DRILLING COMPANY

                        EXHIBIT "C" AS PER GMX CONTRACT
                              RIG #5 SPECIFICATIONS

                                                              Ph. (231) 734-2158
                                                              Fax (231) 734-2199


 JAMES E. MCLACHLAN                                               P.O. Box 548
      PRESIDENT                                                 Evart, Michigan
                                                                    Zip 49631


                            IDECO BIR 800 RAMBLER RIG
                           1000 HP, SERIAL NO. AL 1036
                        ON 6 AXLE SELF-PROPELLED CARRIER
DRAWWORKS
Ideco H-1000 single drum with circul. brake flanges, Parmac double 22" Hydro-matic brake, Crown-o-matic, spinning cathead, hydraulic catworks, Gearmatic hydraulic tugger winches - Powered by: 2 ea Cummins NTA Diesel engines w/Allison 5860 five-speed transmissions - 1050 HP

MAST
Ideco KN117-358 AH-117ft, 358,000 lb on 10 lines, 4" standpipe, 3 1/2 x 55'
kelly hose

TRAVELING
Gardner Denver TWW-30 block assemble with 300 ton hydrahook. Unitized block-hook w/5-42" sheaves 1-18" line, 96" X 2-3/4" weldness bails

TWO SUBSTRUCTURES AVAILABLE

    *(A) Custom 300 ton integrally loaded w/ l4' x 24' floor space, 13' KB measurement w/ 10' 6" clear height under rotary beams -48' long cat walk w/V-Door

     (B)  Custom 400 ton cantilever substructure with 14' x 19' 11" floor space
          - 18' 11" KB measurement and 16' clear height under the rotary beams - 48' long cat walk w/V-Door. Substructure is fitted and pinned to a 5' 7" high x 80' long pony sub w/ ramp

ROTATING
Ideco SR 20.5 rotary table- 20 1/2 in opening w/split master bushing Ideco TL 200 ton swivel
Foster Model 77 kelly spinner
4 1/2 x 39' square kelly
Varco 4 roller drive bushing

PUMPS
1-Ideco MM550 7 1/4 x 15 forged steel fluid end w/ quick change valve caps & bolted liner caps - Demco 2" shear release- Powered by 2 Detroit 8V71-600 HP. 1-Ideco MM550 7 1/4 x 15 forged steel fluid end w/ quick change valve caps & cylinder head caps, Hydril K20 pulstion dampners - Demco 2" shear release - Powered by 1 ea. Detroit 12V71 diesels - 550 HP

* = SUB BEING USED FOR THIS CONTRACT

MCLACHLAN DRILLING COMPANY
RIG #5 SPECIFICATIONS
PAGE TWO


MUD SYSTEM
2 ea 225 bbl steel pits w/7 compartments, bypass troughing, top mounted walkways Harrisburg 10" two cone desander w/ 50 HP electric motor, 5 x 6 centrifugal pump w/ internal piping to charge either system Derrick flow line cleaner shale shaker

WELL CONTROL EQUIPMENT
Cameron 11" 5000 lb Type D Annular
Schaffer 11" 5000 lb Type "LWS" double ram w/4 1/2, 5 1/2 & blind rams Koomey Type 80 3000# 80 gal accumulator w/5 stations & remote, one 15 HP electric tiplex & 2 air charge pumps w/ Nitrogen backup system

DRILL STRING
4 EA 8 x 2 1/4 drill collars
20 ea 6 1/2 x 2 1/4 drill collars
8,000' 4 1/2 XH Grade "E" 16.60 lb range 2 DP

GENERATOR ACCUMULATOR TRAILER
2 ea 130 KW gen sets powered by NT855 Cummins engine & power panel

DOG HOUSE, FUEL TRAILER
8' x 22' elevating dog house w/tool room & knowledge box equipped w/ Martin Decker 3-pen recorder & Bear Automatic Driller 8,000 gal fuel tank with lubster

AUXILIARY EQUIPMENT
Wooley Type "B" rotary tongs 3 1/2 x 13 3/8 heads, 2 ea 360 BBL water tanks w/ triplex high pressure wash down pump & rig circulating system



03/05